EXHIBIT 10.35

Trade  Acceptance  DRAFT  PROGRAM
Buyer  Acknowledgment

(Buyer) YP.Net, Inc.
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(Address) 4840 E. Jasmine Street, Ste. 110
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(Address). Mesa, _AZ 85205
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Federal ID Number:   850506668
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Name and Title of Person(s) Authorized
to Sign on Behalf of Buyer:                        Angelo Tullo, President
                                              ----------------------------------

BUYER  IN  ITS BUSINESS PURCHASES PRODUCTS, GOODS AND/OR SERVICES AND/OR BORROWS
MONEY IN CONNECTION WITH EITHER :A COMMERCIAL OR FINANCIAL TRANSACTIONS (COLLECTIVELY REFERRED TO AS THE "MERCHANDISE") FROM COMMERCIAL PROVIDERS OF SUCH MERCHANDISE (HEREAFTER "SUPPLIERS"). BUYER HAS BEEN INTRODUCED TO THE TRADE ACCEPTANCE DRAFT PROGRAM (THE "TAD PROGRAM") OFFERED BY ACTRADE CAPITAL, INC. ("ACTRADE").

SIGNING THIS ACKNOWLEDGMENT FORM IMPOSES NO OBLIGATION UPON BUYER TO USE THE TAD PROGRAM AT ANY TIME. BY SIGNING THIS ACKNOWLEDGMENT FORM, BUYER CONFIRMS THAT, IF IT ELECTS TO USE THE TAD PROGRAM IN THE FUTURE, THEN BUYER, BY ISSUING ONE OR MORE TADS (AS DEFINED BELOW) PREPARED IN CONNECTION WITH TRANSACTIONS WITH ITS COMMERCIAL SUPPLIERS, AND IN CONSIDERATION OF ACTRADE'S PURCHASE THEREOF FROM SUCH COMMERCIAL SUPPLIERS, CONFIRMS ITS AGREEMENT THAT THE FOLLOWING GENERAL TERMS SHALL APPLY:

1. THE TAD: Actrade has developed and administers the patented "Trade Acceptance Draft" (TAD) Program and has developed and recently introduced the Electronic Trade Acceptance Draft (E-TAD) Program which is, in essence, the electronic, on-line version of the original TAD Program. For purposes of this Agreement all references to "TAD" shall include both TADs and E-TADs and "TAD Program" shall include both the TAD Program and the E-TAD Program. A TAD is a draft prepared in connection with a commercial or financial transaction on the account of the Buyer, which is issued and signed by the Buyer as payment for Merchandise. By issuing a TAD, Buyer hereby agrees to pay such TAD at a designated bank when it becomes due. A TAD identifies a specific amount due on a specific date in the future, as agreed to by Buyer, and is payable from a specific, designated bank account of Buyer, A TAD is an instrument evidencing Buyer's obligation to make payment for Merchandise under the Uniform Commercial Code of the Stale of New York and on its due date serves as a pre-authorized payment draft against the designated account in exactly the same fashion as an ordinary check;

2. FULL PERFORMANCE: By Buyer's participation in Actrade's TAD Program, Buyer agrees that Actrade, and any subsequent holders of TADs, may deem the Merchandise for which it has paid by issuing any TAD or TADs to have been received as ordered,duly inspected, if appropriate, and found the Merchandise to be acceptable and Actrade may rely upon delivery of the TADs as evidence of full performance by Supplier;

3. NO CINNERCUAK DISPUTE: Buyer has no, and will not in the future claim any, commercial dispute, defense, claim or offset which would cause or permit it to refuse payment of a TAD when presented for payment on the due date. Nothing herein shall limit or otherwise adversely affect Buyer's rights against its Supplier;

4. AVAILABLE FUNDS: On the due date of any TAD, Buyer will have available funds on deposit in the bank account at the bank designated by the Buyer to permit payment of such TAD when presented (the "Paying Bank");

5. NEGOTIABILITY: The TADs are negotiable instruments as defined in the Uniform Commercial Code of the State of New York, and in particular under Sections 3-104 and 3-409 thereof, and can be transferred by the endorsement of Seller or any subsequent holder of the TAD;

6. PAYING BANK: If Buyer changes the account designated for TAD payment, such change must be made on at least 10 days prior written notice to Actrade;

7.   DEFAULT: If Buyer defaults in the payment of any of the TAD(s) purchased by
     Actrade:
     a) ACCELERATION OF DUE DATE: Actrade may accelerate the due dates of all other TADs it has purchased from the Supplier which received such TADs from Buyer so that payment on all such TADs shall be due 10 days following the acceleration date.
     b) DEFAULT CHARGES: Buyer agrees that the face amount of each TAD which is not paid for any reason on the due date thereof (including without limitation, a due date accelerated pursuant to Paragraph 7a shall bear interest at the rate of 1.5% per month from the due date of such TAD through and including the date of payment. Buyer agrees to pay Actrade such interest together with the face amount of such TAD and any actual charges incurred by Actrade in collecting defaulted TADs, including bank charges, return fees and legal fees.
     c) NO FURTHER BUSINESS WITH SELLER: Upon a default in payment of any TAD, Buyer shall immediately relinquish its' right to purchase, order or request any further Merchandise from the Supplier to which the defaulted TAD was delivered. At Actrade's request, such Supplier shall cease to make any further sales of Merchandise to Buyer until such time as all defaulted TADs have been paid in full, together with all applicable default fees and charges due to Actrade;

8. PAYMENT AUTHORIZATION: Actrade (including any party to whom She TADs are sold, assigned, pledged or otherwise transferred) is authorized by Buyer to add to the TADs required or appropriate endorsements, signatures or encoding of bank routing and payment information to permit payment of amounts due to Actrade on the due dates by debit from Buyer's account at the specified Paying Bank;


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9.   AUTHORIZED  SIGNATURE: Buyer shall ensure that all TADs are signed and that the signatures on TADs shall be of persons authorized as a signatory on the designated account at the Paying Bank and authorized to execute instruments such as TADs;

10. VALID CORPORATE OBLIGATION: Buyer confirms, warrants and represents that the terms, conditions and provisions herein with respect to Buyers use of 'TADs and its participation in (he TAD Program, have been duly approved by all necessary corporate action on the part of Buyer and that this acknowledgement and each of the TADs issued by the Buyer shall be the valid, legal and binding obligation of Buyer and that all required corporate action has been duly taken as required by Buyers charter, by-laws or any applicable provisions of law in connection with this acknowledgement and the TADs to be issued in conjunction herewith;

11. ARBITRATION: At the sole discretion of Actrade, any and all disputes or claims arising out of or relating to this Agreement or the relationship between Buyer and Actrade, including any dispute or claim based upon or arising from an alleged tort, may be submitted to arbitration in accordance with the provisions of the rules of the American Arbitration Association, to be decided by three (3) arbitrators appointed in accordance with such rules. If Actrade so elects, the site of such arbitration hearing and all proceedings in connection therewith shall be New York City, New York, am! Actrade and Buyer each irrevocably and unconditionally submit to said jurisdiction and venue its New York City. New York. Any such arbitration award shall be final and binding upon both parties concerned and any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Any remedy that would be available from a court of law or equity, and permitted under this Agreement, shall be available from the arbitrator. Actrade and Buyer agree that this Agreement involves interstate commerce and that all arbitration proceedings conducted hereunder shall he governed by the Federal Arbitration Act, 9 U.S.C. Sec.Sec. 1. et seq. Actrade and Buyer hereby expressly agree that this paragraph constitutes a valid agreement to arbitrate. The court in which any judgment upon the award is entered, whether a confirming court, a domesticating court and/or an appellate court, shall award all attorneys' fees incurred by Actrade in connection with the proceedings therein.

12. APPLICABLE LAW, VENUE, JURISDICTION AND SERVICE NF PROCESS. The laws of the State of New York shall govern this Agreement as well as any and all disputes arising between Buyer and Actrade. Further, without any limitation to the foregoing, Buyer hereby confirms its understanding that all TAD transactions, the TAD program and the use of TADs: (i) are specifically subject to the provisions of the Uniform Commercial Code of the Stale of New York and (ii) that the laws of the State of New York will govern any and all disputes concerning electronic signatures. Should Actrade elect not to submit any dispute hereunder to arbitration, Buyer agrees and irrevocably submits to the exclusive Jurisdiction of (i) the Supreme Court of the State of New York, New York County and (ii) the United States District Court for the Southern District of New York for the purposes of any dispute arising out of this Agreement or arising between Buyer and Actrade (whether based upon contract, tort or any other legal principle), Buyer irrevocably and unconditionally waives any OBJECTION to the laying of Venue of any dispute arising out of this Agreement or arising between Buyer and Actrade (whether based upon contract, tort or any other legal principle) in (i) the Supreme Court of the State of New York, New York County or (ii) the United States District Court for the Southern District of New York. Buyer further irrevocably unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in said court has been brought in an inconvenient forum. Furthermore, Buyer consents to the service of process in any suit, action "or proceeding by means of either service upon the Secretary of the State of New York hereby designated as Agent for service of process or by certified limit, return receipt requested. addressed to Buyer at the address first above written, or such other address as the Buyer may from time to time designate in writing.

13. DISCLOSURE. Actrade is hereby authorized to release financial statements and related information PERTAINING to Buyer for the purpose of assessing security on Actrade's behalf;

14. ASSIGNMENT. Buyer agrees that it shall not assign this Acknowledgement. Buyer agrees that Actrade may assign all of its rights, remedies, powers and privileges hereunder;

15. WAIVER AND INTEGRATION: This acknowledgment contains the entire agreement of the parties, and supersedes all prior ones. Specifically, Buyer acknowledges- that in signing this agreement, Buyer is not relying on any previous representations made by Actrade or its representatives. Buyer further acknowledges that this agreement may only he changed by a written agreement signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. Further, you confirm that the headings used in this Letter arc solely for reference and our convenience am! do no! change the meaning of any provision hereof; and

16. AFFIRMATION OF FINANCIAL STATEMENTS: Buyer confirms that all financial statements prepared, whether internally or externally, for the Buyer and submitted to Actrade are true and accurate representations of the financial condition of the Buyer in accordance with standard accounting principles.

Company:   YP.Net, Inc.           Paying Bank:       Bank Of America
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Signature:  /s/ Angelo Tullo      Account/ABA Number:  004671574864/122101706
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Print Name:     Angelo Tullo                      ["Official Seal"]
           ------------------                     Margaret M. Molter
                                                 Notary Public-Arizona
Title:     President                                Maricopa County
      -----------------------               My Commission Expires 9/22/2003

Sworn To Before Me this      13th    day of       August      2002
                         ----------          ---------------     -

Notary:  Margaret M. Molter
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TRADE ACCEPTANCE DRAFT PROGRAM
Supplier Letter of Understanding

                                                           August 13      , 2002
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(SUPPLIER COMPANY NAME)    Telco Billing, Inc.
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(ADDRESS)    4840 E. Jasmine Street, Ste. 110
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(ADDRESS)    Mesa, AZ 85205
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Actrade  Capital,  Inc.  ("Actrade")  has developed and administers the patented
"Trade Acceptance Draft" (TAD) Program and has developed and recently introduced the Electronic Trade Acceptance Draft (E-TAD) Program which is, in essence, the electronic, on-line version of the original TAD Program. For purposes of this Agreement all references to "TAD" shall include both TADs and E-TADs and "TAD Program" shall include both the TAD Program and the E-TAD Program. This Letter of Understanding is intended to set forth the terms and conditions applicable to all transactions between us under Actrade's TAD Program:

1. PURCHASE OF TAD. Under any of the available options under the TAD Program, Actrade may buy a Trade Acceptance Draft ("TAD") which you receive from your customers in payment for goods and/or services.

2. NO OBLIGATION ON EITHER PARTY. You are not obligated to sell any TAD you receive, nor is Actrade obligated to buy any TAD you offer to sell. In connection with each sale of TADs proposed by you, Actrade will notify you of the terms upon which it will buy any TAD from you. The terms under which a TAD will be purchased will be set out in writing in the Bill of Sale for each purchase transaction. You may either accept the terms offered, or reject them for any reason at all.

3. FULL PAYMENT UPON SALE OF TAD. in general, Actrade will pay you the full face amount of each TAD purchased by it, less Actrade's fees, charges and agreed upon discounts. However, in some cases the amount of the initial payment may be less depending upon Actrade's evaluation of your customer, the industry in which you and your customers operate, the product or service sold and any other factor that would have a bearing upon the evaluation of the transaction. In all cases where you require the precise purchase terms in advance you must follow the procedure for the pre-approval of your customers by Actrade (see Paragraph 8 below).

4. NATURE OF TAD OFFERED. Any TAD offered for sale to Actrade must have been duly issued and delivered to you by your customer as payment for the actual sale of goods and/or services, in a bona fide contemporaneous commercial transaction entered into between you and your customer. You acknowledge that any TADs offered for sale to Actrade do not represent sales to any of your subsidiaries, parent company or affiliates or any of your employees without prior written approval by an officer of Actrade. Yon further acknowledge that TADs offered for sale are of proper and legal form and have not been altered in any way (other than being endorsed by you pursuant to Paragraph 16 below) by you.

5. ALL RIGHTS SOLD WITH TAD. Your sale of any TAD to Actrade is made together with all proceeds thereof, security and guarantees therefore, all of your rights to the goods or property which were paid for with such TAD and all your rights to payment for the goods or services represented by such TAD, so that Actrade will have all of the rights of an unpaid supplier of the goods or services, the sale of which gave rise to such TAD if such TAD is dishonored.

6. TADS NOT PURCHASED BY ACTRADE. Where you have submitted TADs to Actrade for purchase and Actrade declines to purchase such TADs, you have the option of requesting Actrade, for a nominal charge, to prepare the TADs for direct deposit in your bank account on the due date. In such a case Actrade will grant you a limited waiver from its patented TAD process for those TADs only.

7. NON-RECOURSE PURCHASE OF TADS; CONDITIONS WHICH RESULT IN RECOURSE TO YOU. The purchase of any TAD from you is without recourse in the event of non-payment of such TAD UNLESS (i) such TAD is not paid when due because of an act of fraud by you in connection with the generation or sale of the defaulted TAD; OR (ii) the non-payment was the result of any commercial dispute, claim of offset or claimed counterclaim against you by your customer; OR (iii) you violate the provisions of either Paragraph 4 or 11 hereof. However, in the event of a commercial dispute, claim of offset or claimed counterclaim against you, Actrade agrees that it will have recourse against you ONLY in the event that a court of competent jurisdiction determines that Actrade cannot collect the amount of the defaulted TAD(s) or any portion of such amounts from the applicable Buyer by reason of such dispute.

8.   CUSTOMER  PRE-APPROVAL.
     A. CUSTOMER PRE-APPROVAL. If you desire pre-approval of the purchase terms for a specific customer, you must submit to Actrade the names and required credit information concerning such customer(s) from whom you intend to receive TADs. If approved, Actrade will provide you with a written statement for each approved customer (a "Qualified Customer") detailing the amount of credit available for such Qualified Customer (i.e. total face amount of TADs from each Qualified Customer which Actrade will purchase), and any other limitation or conditions affecting the purchase price or payment terms with respect to such Qualified Customer.
     B. WRITTEN STATEMENT REQUIRED. The written statement provided in the case of a customer pre-approval must be signed by an authorized and duly appointed officer of Actrade before it is valid. Absent such a written statement, Actrade will only he bound by the purchase terms as set forth in the Bill of Sale for the transaction, which must also be signed by an officer of Actrade to he valid, of which yon will only be advised after Actrade receives the TADs.
     C. TERMINATION OR MODIFICATION OF APPROVAL. Actrade may in its sole and arbitrary discretion terminate or modify the approval of any Qualified Customer at any time in the event of an adverse change in the financial condition of such Qualified Customer or if such Qualified Customer has defaulted in the payment of any TADs when due.

9. ACTRADE'S RIQHT WITH RESPECT TO DEFAULTED TADS. As owner of any TAD sold by you to Actrade, Actrade shall have the right to bring suit, in your name or its own, and generally, will have all other rights which you would have with respect to said TAD and the transaction, including, without limitation. the right to (i) accelerate or extend the time of payment; (ii) settle, compromise or release (in whole or in part) any amount owing, or
     (iii) where applicable, to file, in your name or its own, a lien against the property where the services were performed or for which the goods sold. Actrade agrees it has no right as against you for any difference owed or amount remaining on the defaulted TADs, unless pursuant to Paragraph 7.

10. CHARGES WHERE ACTRADE HAS RECOURSE. In the case where the circumstances of a default in payment of any TAD were such that the credits proleclion ohlained, if any, did not fully compensate Actrade fnr any loss related to the Default of a TAD as to which you were subject to recourse pursuant to Paragraph 7 above or if no such credit protection was obtained, which notice shall be given to yon prior to Actrade's purchase of theTAD, yon shall he obligated to pay to Actrade (i) the face amount of the applicable Defaulted TAD, plus (ii) interest on that amount at the prime lending rate as established by Citibank, N.A. in Mew York City from the original due date of the Defaulted TAD to the date Actrade receives payment of the face amount of such Defaulted TAD, plus (iii) when: applicable. all out of pocket costs for collection of the TAD including, but not limited to, bank charges, reasonable attorney's fees, and the like. Upon making such payment, the Defaulted TAD will be returned to you as if it had never been purchased by Actrade.

11. NO FURTHER BUSINESS WITH CUSTOMER WHILE DEFAULT EXISTS. At Actrade's request, you shall cense to make any further sales of goods or services to any customer who defaulted in the payment of any TAD until such time as all defaulted TADs issued by such customer have been paid in full, together with all applicable default fees and charges due to Actrade. Your failure to comply with this requirement will result in Actrade having full recourse against you for the amount owed by your customer upon any TAD issued by such customer, including, but not limited to, the TAD face amount, interest, fees and reasonable attorney's fees for collection.

12. RIGHT OF OFFSET. Actrade has the right to offset against any amounts due to you any amounts you owe to Actrade.

13. Changes to Program Terms and Conditions. Actrade may from time to time, in its sole discretion, make changes or additions in the general terms and conditions applicable to its TAD Program or to any TAD Program option, including the discontinuance or addition of any options or services. However, Actrade confirms that any such changes wilt not affect the terms or conditions applicable 10 any transaction where TADs have been purchased. You agree that should you utilize the TAD Program alter the stated effective date of any change; to the terms and conditions, such use shall constitute your acceptance of the new or changed terms and conditions,

l4. TRADE NAMES AND STYLES. You have advised that you customarily use the following trade name and style:
     "  Yellow-Page.Net     ,  a  division  of YP.Net, Inc.   ." By signing (bis
     -----------------------                  ----------------
     Agreement below you authorized Actradc to accept and deposit TADs and checks issued to you under the trade name and style herein and pursuant to any future agreement between you and Actrade relating to trade acceptance drafts.

15. AUTHORITY TO ADD ENDORSEMENT. With respect to any TADs sold by you to Actradc, or any checks received in connect ion with such purchased TADs ) you hereby (i) agree to properly endorse such TAD(s) or check(s) to the order of Actrade and (ii) grant to Actrade the right and authority to add your endorsement to such purchased TADs (if you fail to do so) whenever required in order to effect the sale, pledge, assignment, transfer, presentment and/or collection thereof,

16. ARBITRATION: At the sole discretion of Actrade, all disputes and claims arising in connection with the relationship between you and Actrade (whether relating to Actrade's TAD Program or otherwise) may be submitted to arbitration for resolution in accordance with the provisions of the rules of the American Arbitration Association, by three arbiters appointed in accordance with such rules. If Actrade so elects, the site of such arbitration shall he New York City, New York and the parties hereto each submit to such jurisdiction. Any award of the American Arbitration Association shall be final and binding upon both parties concerned.

17. APPLICABLE LAW, VENUE, JURISDICTION AND SERVICE OF PROCESS. You agree that the laws of the State of New York shall govern this Agreement, and any between us. Further you confirm your understanding that the TAD Program and the use of TADs is specifically subject to the provisions of the Uniform Commercial Code, of the State of New York, and in particular that the Laws of the State of New York will govern the legal effect and enforceability of electronic signatures affixed to any document pertaining to a TAD transaction. Should Actrade not elect to submit any dispute hereunder to arbitration, you agree that any legal action or proceeding arising out of or relating to this Agreement or the relationship between us shall be instituted solely in the courts of the State of New York, within the City and County of New York, or of the United States of America for the Southern District of New York at New York City, New York and the parties hereby submit to the jurisdiction of each such court in any such action or proceeding. You consent to the service of process in any such legal action or proceeding by means of either service upon the Secretary of the State of New York hereby designated as Agent for service of process or


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     by  certified  mail,  return  receipt  requested,  addressed  to you at the address first above written, or such other address as you may from time to time designate in writing. You also waive your right to a trial by jury of any disputes arising from your relationship with Actrade.

18. VALID CORPORATE OBLIGATION. By executing this Agreement below where indicated, you also confirm, warrant and represent that the terms, conditions and provisions set forth herein have been duly approved by all necessary action on the part of the Supplier and that this Agreement is the valid, legal and binding agreement and obligation of the Supplier and that all required and necessary corporate action has been duly taken as required by your corporate charter, by-laws and all applicable provisions of the laws of the jurisdiction of your incorporation in connection with this Agreement and the transactions contemplated hereunder.

19. SAVING CLAUSE. If any provision of this Agreement in any way contravenes the laws of any state or jurisdiction, such provision shall be deemed not to be a part hereof in (hat jurisdiction, and you agree to remain bound by all remaining provisions. If any portion of this Agreement shall be deemed to be illegal or violative of public policy, it is agreed that it shall be interpreted to be legally binding and enforceable to the maximum reasonable extent allowed by law.

20. ASSIGNMENT. You agree that you shall not assign this Agreement. You agree that Actrade may assign all of its rights, remedies, powers and privileges hereunder.

21. WAIVER AND INTEGRATION. This acknowledgment contains the entire agreement of the parties, and supersedes all prior ones. Specifically, you acknowledge that in signing this agreement, you are not relying on any previous representations made by Actrade or its representatives. You further acknowledge that this agreement may only be changed by a written agreement signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. Further, you confirm that the headings used in this Letter are solely for reference and our convenience and do not change the meaning of any provision hereof.

Please note that this Agreement is not binding upon Actrade unless and until executed by an officer of Actrade where indicated below. Further, you confirm your understanding that the headings used in this Agreement arc solely for reference and our convenience and do not change the meaning of any provision hereof.

Very truly yours,
------------------------------
Actrade Representative

ABOVE TERMS AND CONDITIONS ACCEPTED:
Telco Billing, Inc.                                    88-0391858
------------------------------------        ------------------------------------
"SUPPLIER"

By:        /s/ DeVal Johnson                        (480)  860-0011
   ---------------------------------        ------------------------------------
     Name:     DeVal Johnson
     Title:    Director

This Agreement has been confirmed
by Actrade Capital, Inc. by:
                              ----------------------------------
                                Signature of officer of Actrade

                             SECRETARY'S CERTIFICATE

I,  DeVal  Johnson.   being  duly constituted Secretary of       Yp.Net,  Inc.
    ----------------                                       ---------------------
corporation duly organized and existing under and by virtue of the laws of Arizona (hereafter the "Corporation"), do hereby certify that the following
-------
individuals of the Corporation are hereby authorized to execute and deliver all of the documents, instruments, Trade Acceptance Drafts ["TAD(TM)"] and agreements to be executed and delivered by the Corporation in connection with Actrade Capital, Inc.'s TAD Program (collectively the "Transaction Documents") and bind the Corporation thereto and that their true and lawful signature appear below adjacent to their name:

Name             Postion            Signature
----             -------            ---------

Angelo Tullo     President          /s/ Angelo Tullo
---------------  -----------------  -----------------

DeVal Johnson    Secretary          /s/ DeVal Johnson
---------------  -----------------  -----------------


---------------  -----------------  -----------------

I further confirm that all parties set forth above as authorized signatories arc authorized signatories on the bank account designated by the Corporation for payment of TADs.

Furthermore, should any of the above parties no longer be authorized signatories for the Corporation, prior written notice by certified mail, return receipt requested, must be given to an officer of Actrade Capital, Inc. ("Actrade") notifying them of the change and designating a new authorized signatory. It is understood that Actrade shall not be liable for the Corporation's failure to give such notice.

Dated:  August 13      , 2002
        ---------------     -

                                              /s/ DeVal Johnson, Secretary
(Corporate Seal)                           ---------------------------------